UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

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Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

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Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2023, the Federal Home Loan Bank of New York (“FHLBNY”) announced as follows:

1. Mr. Robert M. Fisher, President and Chief Executive Officer, Tioga State Bank, Spencer, New York, and Mr. Anders M. Tomson, President and Chief Executive Officer, Chemung Canal Trust Company, Elmira, New York were elected by the FHLBNY’s eligible New York members to serve as Member Directors on the FHLBNY’s Board of Directors representing FHLBNY members in New York for four-year terms each commencing on January 1, 2024 and ending on December 31, 2027; and

2. Eligible members throughout the FHLBNY’s membership district (New Jersey, New York, and Puerto Rico & the U.S. Virgin Islands) elected Ms. Carolyn Bosher Maloney, Former Congresswoman, New York, New York and re-elected Ms. Ángela Weyne, Former Commissioner of Insurance of the Commonwealth of Puerto Rico, San Juan, Puerto Rico, to serve as Independent Directors on the Board for terms of four years each commencing on January 1, 2024 and ending on December 31, 2027. Ms. Weyne will continue to serve as an Independent Director and Ms. Maloney will serve as a Public Interest Independent Director. (For the remainder of this report, Mr. Fisher, Ms. Maloney, Mr. Tomson and Ms. Weyne will be collectively referred to as the “New Directors”).

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Horne Loan Bank Act and in the related regulations of the Federal Housing Finance Agency (“FHFA”), the regulator of the Federal Home Loan Banks.  As of the time of this filing, none of the New Directors has been named to serve on any committee of the Board for 2024; further, whether the New Directors are expected to be named to serve on any committee of the Board for 2024 has not yet been determined.  (Ms. Weyne currently serves on the Board and her term expires on December 31, 2023.  She presently serves on the Board’s Executive Committee, Compensation and Human Resources Committee, Corporate Governance and External Affairs Committee and Housing Committee.)

Compensation of the New Directors (and of all other Directors) in 2024 will be in accordance with a FHLBNY Director Compensation Policy, the details of which have not yet been finalized and which will be included in the FHLBNY’s next Form 10-K to be filed with the SEC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation.  They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders.  For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat.  Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the two open Member Directorships representing New York members, 221 FHLBNY members in New York were eligible to vote.  Of this number, 111 members voted, representing 50.2% of total eligible voting participants.  The total number of eligible votes that could be cast for the two open New York State Member Directorships was 11,640,021.  Mr. Fisher received 4,243,232 votes and Mr. Tomson received 3,852,709 votes.

In addition, Mr. William J. Turner, Jr., Senior Vice President, Metropolitan Life Insurance Company, New York, New York, Mr. D. Scott N. Warman, Senior Executive Vice President and Treasurer, Manufacturers and Traders Trust Company, Buffalo, New York, Ms. Michele Dean, President and Chief Executive Officer, Suffolk Federal Credit Union, Medford, New York, Mr. Eben Sheaffer, Chief Financial Officer, Inclusiv, Inc., New York, New York and Ms. Shawn Wolbert, President and Chief Executive Officer, GHS Federal Credit Union, Binghamton, New York, were also on the ballot; they received 1,851,713, 1,666,666, 882,870, 672,326 and 552,109 votes, respectively.

With regard to the election held to fill the two open Independent Director seats, 326 FHLBNY members were eligible to vote.  Of this number, 147 members voted, representing 45.1% of total eligible voting participants.  The total number of eligible votes that could be cast for each of the open Independent Directorships was 14,192,302.  To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes (i.e., 2,838,460 votes) and this threshold was passed by both candidates:

•	Ms. Maloney received 7,096,017 votes, representing 50.0% of the total number of eligible votes.

•	Ms. Weyne received 6,953,442 votes, representing 49.0% of the total number of eligible votes.

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Item 8.01 Other Events.

On November 27, 2023, the FHLBNY issued a 2023 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results.  A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	2023 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results, dated November 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: November 27, 2023	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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